Acquisitions and disposals	12 Months Ended
Jun. 30, 2019
Acquisitions and Disposals [Abstract]
Acquisitions and disposals

4.	Acquisitions and disposals

Agricultural business

(a)	Sale and purchase of Farmlands

Alto Taquari

On November 21, 2018, the Group through its subsidiary Brasilagro has entered into a purchase-sale agreement for an area of 103 hectares of Alto Taquari farm. The total amount of the sale was 1,100 soybean bags per arable hectare equivalent Ps. 80. The buyer made the initial payment of 22,656 soybeans bags equivalent to Ps. 17; and the remaining balance will be paid in eight biannual installments. The Company has recognized gains of Ps.64 as result of this transaction.

Jatobá

On June 2019, the Group through its subsidiary Brasilagro has entered into a purchase-sale agreement for an area of 3,124 hectares of Jatobá Farm. The total amount of the sale was 285 soybean bags per arable hectare or Ps. 543. The buyer already made an initial payment of Ps. 58 and on July 31, 2019 had pay Ps. 58 more; and the remaining balance, equivalent to 563,844 soybeans bags, will be paid in six equal annual installments. This sale was accounted on June 30, 2019, the gain of this transaction amount Ps. 401.

On June 13, 2018, the Group, through its subsidiary Brasilagro, entered into a sales agreement for a total area of 9,784 hectares (7,485 are production hectares) of the Jatobá Establishment, a rural property located in the Municipality of Jaborandi . On July 31, 2018, the buyer made the payment of the first installment of 300,000 bags of soybeans, equivalent to an amount of Ps. 225 according to the conditions set in the agreement, obtaining the transfer of the possession and thus recognizing the disposal of the farmland. The remaining balance will be paid in six annual installments. The group did not recognize the result of this operation since almost all of the hectares sold corresponded to the Investment Property, and therefore were valued at fair value.

La Suiza

On June 29, 2018 Cresud signed a deed with a non-related third party for the sale of a fraction of 10,000 hectares of livestock activity of "La Suiza". The total amount of the transaction was set at US$ 10, of which US$ 3 have been already paid. The remaining balance of US$ 7, guaranteed by a mortgage on the property, will be collected in 10 installments of the same amount ending on June 2023, which will accrue an annual interest of 4.5% on the remaining balances. The gain of the transaction amounts approximately to Ps. 266.

La Esmeralda

On July 20, 2017, we executed a purchase-sale agreement for all of "La Esmeralda" establishment consisting of 9,352 hectares devoted to agricultural and cattle raising activities in the 9 de Julio district, Province of Santa Fe, Argentina. On June 25, 2018, the Company has made effective with the sign of the deed and delivery of the property, the sale of "La Esmeralda" farm. The amount of the transaction was set at US$ 19, of which US$ 7 have been already paid. The balance, guaranteed with a mortgage on the property, will be collected in 4 installments of the same amount ending in April 2022, which will accrue an annual interest of 4% on the remaining balances. The gain from the sale amounts approximately to Ps. 480.

Araucária

On May 3, 2018, the Company through its subsidiary Brasilagro, has entered into a purchase-sale agreement for the partial sale 956 hectares (660 arable hectares) of Araucaria Farm, located in Mineiros, Brazil, for an amount of 1,208 soybean bags per arable hectare or Rs. 66.2 (equal to Ps. 447.2) (Rs./ha. 93,356). The company has recognized gains of Ps. 413 as result of this transaction.

(b)	Cresca S.A. disposal

On October 5, 2016, Brasilagro and Carlos Casado entered into an agreement whereby they agreed to offer for sale, for a term of 120 days, all of the real property owned by Cresca at a price of at least US$ 120 or else 100% of the outstanding shares of Cresca or divide Cresca's properties. In the absence of tender offers to buy shares and/or real property, the shareholders Carlos Casado S.A. and Brasilagro started a corporate reorganization and split-up of assets. In this context, in December 2016, they entered into several agreements that provided for the conditions that would govern the transfer of personnel, movable property, real property and the spin-off conditions. The parties also entered into a loan agreement with the Palmeiras company, whereby they granted the latter possession over the real property. On June 8, 2017, the Shareholders' Meeting resolved the spin-off and amendment of corporate bylaws, thus continuing with the spinoff process.

In February 2018, the spin-off of Cresca, a Paraguayan company, was consummated. As a result, the Company, through Brasilagro, went from having an investment in a joint venture to controlling a set of net assets that meets the definition of business in accordance with paragraph 42 of IFRS 3.

Therefore, Brasilagro holds 100% of the capital and votes of Palmeiras and Moroti, both Paraguayan companies, which continued the exploitation previously carried out by Cresca. Likewise, Cresca will continue to exist with the remaining assets consisting of cash and a receivable to cover the expenses related to the spin-off. Brasilagro continues to hold a 50% interest in the aforementioned residual entity.

The consideration for the acquisition of the business is the investment previously held in Cresca.

The Company has recognized gains of Ps. 881 as result of this transaction, that has been recognized in the line "Other operating results, net" (Note 27).

The following table summarizes the consideration, the fair values of the assets acquired and the liabilities assumed at acquisition date:

February 2018
Assets	1,464
Cash and cash equivalents	2
Trade and other receivables	41
Income tax credit	19
Property, plant and equipment	1,402
Liabilities	268
Trade and other payables	18
Debts with related parties	188
Taxes payable	62
Equity
Currency translation adjustment	(14)
Total fair value of identifiable assets and assumed liabilities	1,210

(c)	Sale of shares from FyO

On November 9, 2017 Cresud sold to a non-related party 154,929 shares of its subsidiary FyO, representing 9.49% of FyO's capital stock for an amount of US$ 3.04, which were collected in full. As a result, Cresud reduced its equity interest in FyO from 59.59% to 50.10%.

This transaction was accounted in equity, resulting in an increase in non-controlling interest of Ps. 10.2 and an increase in the equity holders of the parent of Ps. 43.

Urban properties and investments business

Operations Center in Argentina

(d)	Sale of ADS and shares from IRSA CP

During October 2017 and February 2018, IRSA and its subsidiaries completed the sale in the secondary market of 10,420,075 ordinary shares of IRSA CP, par value Ps. 1 per share, represented by American Depositary Shares ("ADSs"), representing four ordinary shares each, which represents nearly 8.27% of IRSA CP capital for a total amount of Ps 4,454 (US$ 140 as of the date of the transaction). After the transaction, IRSA's direct and indirect interest in IRSA CP amounts to approximately 86.34%. This transaction was accounted in equity as an increase in the equity attributable to the parent for an amount of Ps. 414, net of taxes.

(e)	Distribution of a dividend in kind

On October 29, 2018 IRSA's Shareholder's meeting was held, whereby the distribution of a dividend in kind for an equivalent of Ps. 1,827 payable in shares of IRSA CP was resolved (equivalent to Ps 2.44 per share). The decisions made on the basis of years' results prior to the application of IAS 29, are not subject to be revised. For the distribution, the value of IRSA CP share was taken as of October 26, 2018, which was Ps. 220 per share. The number of shares distributed amounted to 6,418,182. This transaction was accounted for as an equity transaction generating a decrease in the equity attributable to holders of the parent for Ps. 1,073, restated as of the date of these financial statements. The stake of the Group in IRSA CP as of the date if these financial statements is 83.80%.

(f)	Sale of Tarshop

On February 14, 2019, IRSA CP sold its entire stake in Tarshop to BHSA. With this acquisition BHSA became the holder of 100% of the capital of said company.

The loss recognized for this transaction was approximately Ps. 131 restated as of the date of these financial statements.

(g)	Purchase of equity interest in HASA (owner of Libertador Hotel)

On February 28, 2019, the Group reported the acquisition, from an unrelated third party, the twenty percent (20%) of HASA for an amount of US$ 1.2 . As a result of this acquisition, IRSA holds 100% of HASA's share capital. This transaction was accounted for as an equity transaction generating a decrease in the net equity attributable to the controlling shareholders by Ps. 2 restated at the date of these financial statements.

Operations Center in Israel

(h)	Partial sale of Clal

Sales and Swap transactions

On May 1, 2017, August 30, 2017, January 1, 2018, May 3, 2018, August 30, 2018, and January 2, 2019, continuing with the instructions given by the Israel Capital Market, Insurance and Savings Commission, IDBD has sold 5% of its stake in Clal on each occasion and 4.5% on the last one respectively, with a subsequent swap transaction with a 2 year expiration date of each transaction. The consideration for the transactions amounted to an approximate amount of NIS 944.5, which is partially restricted according to these agreements until the swap expires. These transactions did not meet the de-recognition criteria so the Group maintains the asset as "Financial assets available for sale" and accounted for the loans as a financial liability.

As of June 30, 2019, NIS 442 (equivalent to Ps. 5,269) remained under guarantee for the fulfillment of the potential results of said swaps and are presented as "restricted assets".

Other sales agreements

On May 2, 2019, continuing with the instructions given by the Israel Capital Market, Insurance and Savings Commission, IDBD entered into sales agreements with two unrelated parties (the "Buyers"), according to which each of the Buyers will acquire Clal shares representing 4.99% of its share capital at a cash price of NIS 47.7 per share (approximately Ps. 602 per share). In addition, they were granted an option to acquire additional Clal shares for approximately 3% of the issued capital, for a period of 120 days (subject to obtaining a holding permit) at a price of NIS 50 per share.

Additionally on the same day, IDBD also entered into an agreement with a third unrelated buyer (the "Additional Buyer"), according to which the Additional Buyer will receive an option from IDBD, valid for a period of 50 days to acquire approximately 4.99% of Clal shares (and not less than 3%), at a price of NIS 47.7 per share (approximately Ps. 602 per share). Subject to the exercise of the option by the Additional Buyer, the price will be paid 10% in cash and the rest through a loan that will be provided to the Additional Buyer by IDBD and / or by a related entity and / or by a banking corporation and / or financial institution, under the agreed conditions.

The aforementioned agreements include, among others, a commitment by the Buyers and the Additional Buyer to not to sell the shares acquired during an agreed period of 24 months. It is clarified that each of the Buyers and the Additional Buyer have declared and committed to IDBD that there are no agreements or understandings between them regarding the joint ownership of Clal shares that are subject to the aforementioned agreements.

The total amount of Clal shares that can be acquired by the three buyers mentioned above, to the extent that the three agreements are completed and the options are exercised, amounts approximately 18% of Clal's share capital.

Regarding the swaps transactions that were executed by IDBD with respect to Clal's shares (mentioned above in "sales and transactions with Swap"), IDBD requested the Commissioner to grant his consent to update the terms, so it will allow the sale of Clal shares, which are the underlying asset of the swaps transactions, through over-the-counter transactions, to a private buyer (instead of the sale through the distribution of the shares), and also to allow IDBD to instruct the financial entities through which swaps transactions were executed to execute sales to the buyers and the additional buyer.

On May 3, 2019, IDBD completed the sale of Clal shares representing 4.99% of its share capital to one of the unrelated parties (the "first buyer"), for an approximate amount of NIS 132 (approximately Ps. 1,665) (NIS 47.7 per share). The shares sold will remain in a fiduciary account that has been guaranteed in favor of the Company's bondholders (Series M), and will, at the Company's discretion, make a prepayment or make payments in accordance with the program of amortization of the Company's debentures.

Additionally, on May 2, 2019, a swap transaction with respect to 2,215,521 Clal shares was completed, representing approximately 4% of its share capital, through the sale to another unrelated party (the "Second Buyer"), according to a price per share. In accordance with the agreement with the Second Buyer, the early termination of the Swap Transaction was implemented with respect to the shares representing 1% of Clal's share capital, in order to complete the sale.

As a result of the aforementioned sales, IDBD holding in Clal was reduced to 20.3% of its share capital (approximately 15.4% through a trust) and the Company owns approximately 24% additional through swaps transactions.

On June 16, 2019, the third buyer notified its intention to exercise the purchase option for 4.99% of Clal at a price per share of NIS 47.7, in accordance with the terms described above. As of the date of presentation of these financial statements, the additional sale has not been finalized since IDBD has not obtained the necessary financing to carry out the agreement.

On July 29, 2019, IDBD received a letter, addressed to the Company and the members of its Board of Directors, in which, among other things, it was stated that IDBD had breached the agreement by not completing the execution on time, and that the Additional buyer insists that IDBD should immediately complete all the actions required to fulfill the agreement.

IDBD clarifies that the agreement specifies the main terms of the loan, and also specifies that the parties agreed to work collaboratively and in good faith to sign the detailed loan agreement. As of the date issuance of these financial statements, the negotiations between the parties regarding the terms of the loan agreement have not yet been completed.

(i)	Increase of interest in Cellcom

On June 27, 2018, Cellcom raised its share capital for a gross total of NIS 280 (approximately Ps. 3,441). DIC took part in such raise by acquiring 6,314,200 shares for a total amount of NIS 145.9 (approximately Ps. 1,792).

Additionally, on December 2018, DIC exercised 1.5 million options (Series 1) of Cellcom held by it in the amount of NIS 31 million (approximately Ps. 369). In addition, on December 2018 and February 2019, DIC acquired shares of Cellcom at a cost of NIS 19 million (approximately Ps. 250). As a result of the exercise of the options and the acquisition, DIC's interest in Cellcom increased by 0.9%. The present transactions were accounted for as an equity transaction generating a decrease in the equity attributable to holders of the parent for Ps. 158, restated as of the date of these financial statements.

(j)	Possible sale of a subsidiary of IDBT

On August 14, 2018, the Board of Directors of IDBT approved its engagement in a memorandum of understanding for the sale of 50% of the issued share capital of a company which manages the incoming tourism operation which is held by Israir for a total consideration of NIS 26 (approximately Ps. 354). This transaction does not change the intentions of selling the whole investment in IDBT, which the management of the company expects to complete before June 2020.

(k)	Agreement to sell plot of land in USA

On August 2018, a subsidiary of IDBG signed an agreement to sell a plot of land next to the Tivoli project in Las Vegas for a consideration of US$ 18 (approximately Ps. 1.073).

(l)	Sale of real estate

In October 2018, a subsidiary of Ispro signed an agreement for the sale of all of its rights in real estate area of approximately 29 dunams (equivalent to 1 hectare), in which there are 12,700 square meters in the northern industrial zone in Yavneh for NIS 86, (equivalent to Ps. 1,099). Such agreement has already been executed.

(m)	Increase of interest in PBC

In December 2018 and February 2019, DIC acquired an additional 4.38% of PBC in the market for NIS 81 (equivalent to Ps. 1,004). The present transactions were accounted for as equity transactions, generating an increase in net equity attributable to the controlling company for Ps. 71 restated as of the date of these financial statements.

(n)	Repurchase of own shares by DIC

In December 2018, DIC's Board of Directors approved a plan to buy back DIC shares, for a period of one year, until December 2019 amounting up to NIS 120 (approximately Ps.1,748). Acquisition of securities shall be carried out in accordance with market opportunities, dates, prices and quantities, as determined by the management of DIC, in such a way that in any event, the public holdings shall be, at any time, at least 10.1% of the total issued share capital of DIC.

Since December 2018 as of the date of these financial statements, DIC acquired 12.2 million shares for a total amount of NIS 119 (approximately Ps. 1,427). Additionally, in December 2018, minority shareholders of DIC exercised DIC Series 6 options for an amount of NIS 9 (approximately Ps. 122).

As a result of the operations described above, the participation of Dolphin IL in DIC increased approximately by 5.4%. The present transactions were accounted for as an equity transaction generating a decrease in the equity attributable to holders of the parent for Ps. 93, restated as of the date of these financial statements.

(o)	Increase in participation in Elron

In November and December 2018 DIC acquired an additional 9.2% of Elron in the market for NIS 31 million (equivalent to Ps. 390). Additionally, in June 2019, Elron increased its capital by an issuance of shares, third parties outside the group acquired an amount of NIS 26. This transaction was accounted for as an equity transaction generating a decrease in the equity attributable to holders of the parent for Ps. 45, restated as of the date of these financial statements.

(p)	Changes of interest in Shufersal

On December 24, 2017, DIC sold Shufersal shares, decreasing its stake from 53.30% to 50.12%. The consideration with respect to the sale of the shares amounted to NIS 169.5 (equivalent to Ps. 1,503). The transaction was accounted for as an equity transaction generating an increase in equity attributable to the controlling company for
Ps. 1,192.

On June 16, 2018, DIC announced the sale of a percentage of its stake in Shufersal to institutional investors which was completed on June 21, 2018. The percentage sold amounted to 16.56% and the net amount of the consideration was approximately NIS 848 (equivalent to Ps. 9,687), consequently DIC lost control of Shufersal, so the Group deconsolidated the subsidiary at that date.

Below are the details of the sale:

06.30.18
Cash received	9,988
Remediation of the fair value of the remaining interest	20,480
Total	30,468
Net assets disposed including goodwill	(13,225)
Gain from the sale of a subsidiary, net of taxes (*)	17,243

(*)	Includes Ps. 4,097 as a result of the sale and Ps. 13,146 as a result of the re-measurement at fair value of the new stake, both included in discontinued operations.

The following table details the net assets disposed:

06.30.18
Investment properties	7,229
Property, plant and equipment	46,477
Intangible assets	11,337
Investments in associates and joint ventures	624
Restricted assets	142
Trade and other receivables	21.391
Investments in financial assets	196
Derivative financial instruments	36
Inventories	9,764
Cash and cash equivalents	8,679
TOTAL ASSETS	105,875
Borrowings	33,153
Deferred income tax liabilities	4,369
Trade and other payables	37,297
Provisions	717
Employee benefits	1,967
Salaries and social security liabilities	3,724
Income tax and MPIT liabilities	12
TOTAL LIABILITIES	81,239
Non-controlling interest	11,411
Net assets disposed including goodwill	13,225

Additionally, on November 27, 2018, DIC sold 7.5% of the total shares of Shufersal to institutional investors for a consideration of NIS 416 (approximately Ps. 5,084). After this transaction, the group holding went down to 26.02% approximately. The profit for this sale was NIS 27 (approximately Ps. 301).

(q)	Interest increase in DIC

On July 5, 2018 Tyrus acquired 2,062,000 of DIC's shares in the market for a total amount of NIS 20 (equivalent to Ps. 343), which represent 1.35% of the Company's outstanding shares at such date. As a result of this transaction, the Group's equity interest has increased from 76.57% to 77.92%. This transaction was accounted for as an equity transaction generating an increase in the net equity attributable to the controlling shareholders by Ps. 32 restated to these financial statements.

Considering was what mentioned in Note 4.(o) above, the stake of the Group in DIC is approximately 83.77% considering the self-purchase of shares.

(r)	Purchase of DIC shares by Dolphin

As mentioned in Note 7, in connection with the Promotion of Competition and Reduction of Concentration Law in Israel, Dolphin Netherlands B.V. made a non-binding tender offer for the acquisition of all DIC shares held by IDBD. For purposes of the transaction, a committee of independent directors has been set up to assess the tender offer and negotiate the terms and conditions. The Audit Committee has issued an opinion without reservations as to the transaction in accordance with the terms of section 72 et al. of the Capital Markets Law N° 26,831.

On November 2017, Dolphin IL, a subsidiary of Dolphin Netherlands B.V., has subscribed the final documents for the acquisition of the total shares owned by IDBD in DIC.

The transaction has been made for an amount of NIS 1,843 (equivalent to NIS 17.20 per share of DIC). The consideration was paid NIS 70 in cash (equivalent to Ps. 684) and NIS 1,773 (equivalent to Ps. 16,441) were financed by IDBD to Dolphin, maturing in five years, with the possibility of an extension of three additional years in tranches of one year each, that will accrue an initial interest of 6.5% annually, which will increase by 1% annually in case of extension for each annual tranch. Furthermore, guarantees have been implemented for IDBD, for IDBD bondholders and their creditors, through pledges of different degree of privilege over DIC shares resulting from the purchase. Moreover, a pledge was granted in relation to 9,636,097 (equivalent to 6.38%) of the shares of DIC that Dolphin currently holds in the first degree of privilege in favor of IDBD and in second degree of privilege in favor of IDBD's creditors. This transaction has no effect in the Groups' consolidation structure and has been accounted as an equity transaction that resulted in a decrease of the equity attributable to the parent for an amount of Ps. 328 restated as of the date of these Financial Statement.

(s)	Purchase of IDBD shares to IFISA

On December 2017, Dolphin Netherlands BV, executed a stock purchase agreement for all of the shares that IFISA held of IDBD, which amounted to 31.7% of the capital stock. As a result, as of that date, Dolphin held the 100% of IDBD's shares.

The transaction was made at a price of NIS 398 (equivalent to NIS 1.894 per share and approximately to Ps. 3,553). As consideration of the transaction all receivables from IFISA to Dolphin have been canceled plus a payment of US$ 33.7 (equivalents to Ps. 1,061). This transaction was accounted as an equity transaction that resulted in a decrease of the equity attributable to the parent for an amount of Ps. 8,177 restated as of the date of these Financial Statements.

(t)	Sale of Israir

On June 30, 2017 IDB Tourism was at an advanced stage of sale with Sun d'Or International Airlines Ltd. ("Sun d'Or"), a subsidiary of El Al Israel Airlines Ltd. ("El Al"), and on July 2, 2017, an agreement was signed which has been rejected by the Antitrust Commission on January 10, 2018.

As a consequence of this process, the Group's Financial Statements as of June 30, 2018 and 2017 present the investment in Israir as assets and liabilities held for sale, and a loss of nearly NIS 56 (approximately equivalent to Ps. 520), as a result of measuring these net assets at the estimated recoverable value. The group maintained the criteria of classifying the investment as a discontinued operation as established by IFRS 5.